Exhibit 10.70
Schedules to CA, Inc. Change in Control Severance Policy

Schedule A
(2.99 Multiple)
John A. Swainson, Chief Executive Officer
Nancy Cooper, Chief Financial Officer
Michael Christenson, President and Chief Operating Officer
[Employees may be added or eliminated from time to time]

Schedule B
(2.00 Multiple)
Amy Fliegelman Olli, Executive Vice President and General Counsel
[Employees may be added or eliminated from time to time]

Schedule C
(1.00 Multiple)
George J. Fischer, Executive Vice President and General Manager, Worldwide Sales
Ajei Gopal, Executive Vice President, Enterprise IT Management Group
Kenneth V. Handal, Executive Vice President, Global Risk & Compliance and Corporate Secretary
Jacob Lamm, Executive Vice President, Governance Group
Una O’Neill, Executive Vice President and General Manager, CA Services
John Ruthven, Executive Vice President, Worldwide Sales Operations
Marc Stoll, Senior Vice President and Corporate Controller
[Employees may be added or eliminated from time to time]